Supplier Financing	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Supplier Financing

11. Supplier Financing

In 2011, the Company purchased certain laboratory equipment under financing agreements with a supplier, a business owned by a member of the Company’s Board of Directors, totaling approximately $256,000. Financing was granted for the purchase of the equipment at a stated interest rate of 0.0%. The Company utilized its average interest rate for 2013 of 8.0% to amortize the payments and record interest expense of approximately $5,000 for the year ended December 31, 2013, utilizing the effective interest expense method. The remaining balance owed under these financing agreements was approximately $66,000 as of December 31 2013 and was due in 2013, and was subsequently paid in full using the net proceeds from the Company’s IPO.

In 2011, the Company purchased laboratory software under a financing agreement with a supplier for approximately $177,000. This software financing agreement bears an interest rate of 7.4% per annum. The balance owed under these financing agreements was approximately $62,000 at December 31, 2013 and was subsequently paid in full using the net proceeds from the Company’s IPO.

In 2013 and 2014, the Company obtained third-party financing for certain business insurance premiums. The financing bears an interest rate of 5.95% per annum, and all financing is due within one year. The balances due under these annual financing arrangements were approximately $91,000 and $34,000 as of December 31, 2013 and 2014, respectively.